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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2006

LARGE SCALE BIOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31275 (Commission File Number)	77-0154648 (IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
(Address of principal executive offices and zip code)

(707) 446-5501
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03—BANKRUPTCY OR RECEIVERSHIP.

        On January 9, 2006, Large Scale Biology Corporation (the "Company") and certain of its subsidiaries, including Large Scale Bioprocessing Inc. and Predictive Diagnostics Inc. (collectively, the "Debtors") filed voluntary petitions (the "Cases") under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Eastern District of California (the"Bankruptcy Court"). The Company's case is No. 06-20046, Large Scale Bioprocessing, Inc.'s case is No. 06-20047 and Predictive Diagnostics Inc.'s case is No. 06-20048. Debtors are continuing to manage their affairs as debtors in possession, no trustee having been appointed. Debtors elected to seek bankruptcy protection protect and preserve their assets for the benefit of creditors and stockholders and are currently evaluating the alternatives to maximize the value of their assets

ITEM 2.04—TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

        The filing of the Cases described in Item 1.03 above constituted an event of default or otherwise triggered repayment obligations under agreements between the Company and its Large Scale Bioprocessing, Inc. and Predictive Diagnostics, Inc. subsidiaries, on the one hand and Agility Capital, LLC and Kentucky Technology, Inc., Woodlawn Foundation, Seneca Meadows Corporate Center III Limited Partnership, Kevin J. Ryan, Robert L. Erwin, on the other hand (the "Arrangements") according to the language of the written contracts and other documents memorializing the Arrangements. As a result of the events of default, all debt outstanding under the Arrangements became automatically and immediately due and payable, subject to the application of applicable bankruptcy law. The Debtors believe that any efforts to enforce the obligations or otherwise seek remedies for acceleration or default under the Arrangements are stayed as a result of the filing of the Cases in the Bankruptcy Court.

        Additional information regarding the Arrangements is available in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and subsequent filings with the SEC.

ITEM 7.01—REGULATION FD DISCLOSURE.

        Documents filed in connection with the Cases (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at www.ffwplaw.com. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Large Scale Biology Corporation
Date: January 13, 2006	By:
/s/ RONALD J. ARTALE
Ronald J. Artale Secretary to the Board of Directors

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  ITEM 1.03—BANKRUPTCY OR RECEIVERSHIP.
  ITEM 2.04—TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
  ITEM 7.01—REGULATION FD DISCLOSURE.
SIGNATURES